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                                 May 8, 1996


PRIVATE AND CONFIDENTIAL

IVAC Medical Systems, Inc.
10221 Wateridge Circle
San Diego, CA 92121

Attention:     William J. Mercer
               President and Chief Executive Officer

Gentlemen:

     This letter agreement (the "Agreement") confirms our understanding that IVAC Medical Systems (which together with its subsidiaries is hereinafter referred to as the "Company") has engaged Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") to act as its exclusive financial advisor for a period of twelve months, commencing upon your acceptance of this Agreement, with respect to the sale, merger, consolidation or any other business combination, in one or a series of transactions, involving all or a substantial amount of the business, securities or assets of the Company (each, a "Transaction").

     As discussed, we propose to undertake certain services on your behalf including to the extent requested by you: (i) assisting you in preparing an offering memorandum describing the Company, its operations, its historical performance and its future prospects; (ii) identifying and contacting selected qualified acquirers acceptable to you; (iii) arranging for potential acquirers to conduct business investigations; (iv) negotiating the financial aspects of any proposed Transaction under your guidance; and (v) delivering an opinion to the Board of Directors of the Company, if requested, as to the fairness from a financial point of view of the consideration to be received by the Company's stockholders in any proposed Transaction.

     As compensation for the services to be provided by DLJ hereunder, the Company agrees (i) to pay to DLJ (a) cash compensation as set forth below and
(b) a fee of $400,000 at the time DLJ notifies the Board of Directors of the Company that it is prepared to deliver DLJ's opinion referred to in clause (v) of the preceding paragraph and an additional fee of $50,000 for each additional or updated opinion delivered by DLJ with respect to a Transaction, and (ii) upon request by DLJ from time-to-time, to reimburse DLJ promptly for all out-of-pocket expenses (including the reasonable fees and expenses of counsel) incurred by DLJ in connection with its engagement hereunder, whether or not a Transaction is consummated. As DLJ will be acting on your behalf, the Company agrees to the indemnification and other obligations set forth in Schedule I attached hereto, which Schedule is an integral part hereof.

     The cash compensation referred to in clause (i)(a) above shall be in the amount equal to one percent (1.0%) of the aggregate amount of consideration received by the Company and/or its shareholders (treating any shares issuable upon exercise of options, warrants or other rights of conversion as outstanding), plus the amount of any debt assumed or repaid or preferred stock redeemed or remaining


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IVAC Corporation                                                     May 8, 1996
Page 2


outstanding in connection with the Transaction, including, in the case of a sale or other disposition by the Company of assets, the net value of any assets not sold by the Company, less the amount paid by the Company pursuant to clause
(i)(b) above. Such additional compensation shall be payable in cash promptly upon consummation of a Transaction. For purposes of this Agreement, a Transaction shall be deemed to have been consummated upon the earliest of any of the following events to occur: (a) the acquisition of a majority of the outstanding common stock of the Company calculated on a fully-diluted basis; (b) a merger or consolidation of the Company with another person; c) the acquisition by another person of assets of the Company representing a majority of the Company's book value; or (d) in the case of any other Transaction, the consummation thereof.

     In the event that the consideration received in a Transaction is paid in whole or in part in the form of securities or other assets, the value of such securities or other assets, for purposes of calculating our additional compensation, shall be the fair market value thereof, as the parties hereto shall mutually agree, on the day prior to the consummation of the Transaction; provided, that if such consideration includes securities with an existing public trading market, the value thereof shall be determined by the last sales price for such securities on the last trading day thereof prior to such consummation; provided further, that if any such consideration is to be paid subsequent to the consummation of the transaction, for purposes of the portion of the fee payable pursuant to the immediately preceding paragraph, that is attributable to such consideration, the consideration shall be discounted to its present value (using a reasonable discount rate mutually agreed upon by the Company and DLJ).

     The Company shall make available to DLJ all financial and other information concerning its business and operations which DLJ reasonably requests as well as any other information relating to any Transaction prepared by the Company or any of its other advisors. In performing its services hereunder (including, without limitation, in giving an opinion of the type referred to in the second paragraph hereof), DLJ shall be entitled to rely without investigation upon all information that is available from public sources as well as all other information supplied to it by or on behalf of the Company or its advisors and shall not in any respect be responsible for the accuracy or completeness of, or have any obligation to verify, the same or to conduct any appraisal of assets. To the extent consistent with legal requirements, all information given to DLJ by the Company, unless publicly available or otherwise available to DLJ without restriction or breach of any confidentiality agreement, will be held by DLJ in confidence and will not be disclosed to anyone other than DLJ's agents and advisors without the Company's prior approval or used for any purpose other than those referred to in this Agreement. Any confidential information of the Company provided to any potential acquirer by DLJ shall be accompanied by customary confidentiality provisions that have been reviewed by the Company.

     Any opinion requested by the Company and any advice, written or oral, provided by DLJ pursuant to this Agreement will be treated by the Company as confidential, will be solely for the information and assistance of the Company in connection with its consideration of a transaction of the type referred to in the first paragraph of this Agreement and will not be used, circulated, quoted or otherwise referred to for any other purpose, nor will it be filed with, included in or referred to in whole or in part in any registration statement, proxy statement or any other document, except in each case with our prior written consent.

     In order to coordinate our efforts with respect to a possible Transaction satisfactory to the Company, during the period of our engagement hereunder neither the Company nor any representative thereof (other than DLJ) will initiate discussions regarding a Transaction except through DLJ. In the event the Company or its management receives an inquiry regarding a Transaction, it will promptly advise DLJ


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IVAC Corporation                                                     May 8, 1996
Page 3



of such inquiry in order that we may evaluate such prospective purchaser and its interest and assist the Company in any resulting negotiations.

     This Agreement may be terminated by either the Company or DLJ upon receipt of written notice to that effect by the other party. Upon any termination or expiration of this Agreement, DLJ will be entitled to prompt payment of all fees accrued prior to such termination or expiration and reimbursement of all out-of-pocket expenses as described above. The indemnity and other provisions contained in Schedule I and the confidentiality provisions contained herein will also remain operative and in full force and effect regardless of any termination or expiration of this Agreement.

     If at any time prior to 12 months after the termination or expiration of this Agreement a Transaction is consummated, DLJ will be entitled to payment in full of the compensation described in the fourth paragraph of this letter. In addition, if at any time prior to 18 months after the termination or expiration of this Agreement a Transaction is consummated with a party that has received from DLJ during the term of this Agreement an information package and/or offering memorandum with respect to the Company, DLJ will be entitled to payment in full of the compensation described in the fourth paragraph of this letter. Promptly following any termination or exemption of this Agreement, DLJ will provide the Company with written notice of the parties to whom DLJ delivered information packages and/or offering memoranda regarding a Transaction during the period of our engagement.

     It is understood that if the Company completes a transaction in lieu of any Transaction for which DLJ is entitled to compensation pursuant to this Agreement (including, but not limited to, a recapitalization or a partial or complete liquidation), DLJ and the Company will in good faith mutually agree upon acceptable compensation for DLJ taking into account, among other things, the results obtained and the custom and practice of investment bankers acting in similar transactions.

     The Company further agrees that it will not enter into any transaction referred to in either of the two preceding paragraphs unless, prior to or simultaneously with such transaction, adequate provision is made with respect to the payment of compensation to DLJ as contemplated by such paragraphs.

     Please note that DLJ is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking and financial advisory services. In the ordinary course of our trading and brokerage activities, DLJ or its affiliates may at any time hold long or short positions, and may trade or otherwise effect transactions, for our own account or on the accounts of customers, in debt or equity securities of the Company or other entities that may be involved in the Transaction. We recognize our responsibility for compliance with Federal laws in connection with any such activities.

     The Company acknowledges and agrees that DLJ has been retained solely to provide the advice or services set forth in this Agreement. DLJ shall act as an independent contractor, and any duties of DLJ arising out of its engagement hereunder shall be owed solely to the Company.

     This Agreement shall be binding upon and inure to the benefit of the Company, DLJ, each Indemnified Person (as defined in Schedule I hereto) and their respective successors and assigns.

     This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.


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IVAC Corporation                                                     May 8, 1996
Page 4


     The Company irrevocably and unconditionally submits to the exclusive jurisdiction of any State or Federal court sitting in New York City over any suit, action or proceeding arising out of or relating to this letter (including
Schedule I hereto). The Company hereby agrees that service of any process, summons, notice or document by U.S. registered mail addressed to the Company shall be effective service of process for any action, suit or proceeding brought in any such court. The Company irrevocably and unconditionally waives any objection to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient form. The Company agrees that a final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to whose jurisdiction the Company is or may be subject, by suit upon such judgment.

     If any term, provision, covenant or restriction contained in this Agreement, including Schedule I, is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions contained in this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     This Agreement, together with the Schedule hereto, constitutes the entire agreement among the parties pertaining to the subject matter hereof and completely supersedes all prior or contemporaneous agreements, understandings, arrangements, commitments, negotiations and discussions of the parties, whether oral or written (all of which shall have no substantive significance or evidentiary effect), except for the letter agreement dated December 30, 1994 by and between IVAC Holdings, Inc. and DLJ, which shall remain in full force and effect.

     After reviewing this Agreement, please confirm that the foregoing is in accordance with your understanding by signing and returning to me the duplicate of this letter attached hereto, whereupon it shall be our binding Agreement.

                                 Very truly yours,

                                 DONALDSON, LUFKIN & JENRETTE
                                     SECURITIES CORPORATION


                                 By: /s/ Laurence E. Paul
                                     ----------------------------
                                     Laurence E. Paul, M.D.
                                     Vice President

Accepted and agreed to this
    8th   day of       May     , 1996
- ---------        ---------------
IVAC Medical Systems, Inc.


By: /s/ William J. Mercer
   ---------------------------
   William J. Mercer
   President and Chief Executive Officer


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                                   SCHEDULE I


     This Schedule I is a part of and is incorporated into that certain letter agreement (together, the "Agreement"), dated May 8, 1996 by and between IVAC Medical Systems, Inc. (the "Company") and Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ").

     The Company agrees to indemnify and hold harmless DLJ, its affiliates and its parent and its affiliates, and the respective directors, officers, agents and employees of DLJ, its affiliates and its parent and its affiliates (DLJ and each such entity or person, an "Indemnified Person") from and against any losses, claims, damages, judgments, assessments, costs and other liabilities (collectively "Liabilities"), and will reimburse each Indemnified Person for all fees and expenses (including the reasonable fees and expenses of counsel) (collectively, "Expenses") as they are incurred in investigating, preparing, pursuing or defending any claim, action, proceeding or investigation, whether or not in connection with pending or threatened litigation or arbitration (collectively, "Actions"), (i) caused by, or arising out of or in connection with, any untrue statement or alleged untrue statement of a material fact contained in the exclusive sale memorandum or offering memorandum and in the proxy statement, registration statement or prospectus, if any, provided to the Company's shareholders (including any amendments thereof and supplements thereto, collectively, the "Disclosure Documents") or by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than untrue statements or alleged untrue statements in, or omissions or alleged omissions from, information relating to an Indemnified Person furnished in writing by or on behalf of such Indemnified Person expressly for use in the Disclosure Documents) or (ii) otherwise arising out of or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated hereby or any Indemnified Person's actions or inactions in connection with any such advice, services or transactions; provided that, in the case of clause (ii) only, the Company will not be responsible for any Liabilities or Expenses of any Indemnified Person that are determined by a judgment of a court of competent jurisdiction which is no longer subject to appeal or further review to have resulted solely from such Indemnified Person's gross negligence or willful misconduct in connection with any of the advice, actions, inactions or services referred to above. If multiple claims are brought against an Indemnified Person in an arbitration, with respect to at least one of which indemnification is permitted under applicable law and provided for under this Agreement, the Company agrees that any arbitration award shall be conclusively deemed to be based on claims as to which indemnification is permitted and provided for, except to the extent the arbitration award expressly states that the award, or any portion thereof, is based solely on a claim as to which indemnification is not available. The Company also agrees to reimburse each Indemnified Person for all Expenses as they are incurred in connection with enforcing such Indemnified Person's rights under this Agreement (including, without limitation, its rights under this Schedule I), subject to the Indemnified Person providing an undertaking to the Company to repay any such Expenses if such Indemnified Person is ultimately determined not to be entitled to such reimbursement hereunder.

     Upon receipt by an Indemnified Person of actual notice of an Action against such Indemnified Person with respect to which indemnity may be sought under this Agreement, such Indemnified Person shall promptly notify the Company in writing and shall provide reasonable assistance to the Company in the defense or settlement process; provided that failure so to notify or provide reasonable assistance to the Company shall not relieve the Company from any liability which the Company may have on account of this indemnity or otherwise, except to the extent the Company shall have been materially prejudiced by such failure. The Company shall assume the defense of any such Action upon notification by such Indemnified Person including the employment of counsel reasonably satisfactory to DLJ. Any Indemnified Person shall have the right to employ separate counsel in any such Action and participate in the defense thereof, but the


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fees and expenses of such counsel shall be at the expense of such Indemnified
Person, unless: (i) the Company has failed promptly to assume the defense and employ counsel or (ii) the named parties to any such Action (including any impleaded parties) include such Indemnified Person and the Company, and such Indemnified Person shall have been advised by counsel that there may be a conflict of interest between the Company and such Indemnified Person; provided that the Company shall not in such event be responsible hereunder for the fees and expenses of more than one firm of separate counsel in connection with any Action in the same jurisdiction, in addition to any local counsel. The Company shall not be liable for any settlement of any Action effected without its written consent (which shall not be unreasonably withheld). In addition, the Company will not, without prior written consent of DLJ, settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened Action in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Person is a party thereto) unless (i) such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person from all Liabilities arising out of such Action or (ii) the Company reaffirms in writing to DLJ its obligations under this Schedule I with respect to Liabilities not covered by such settlement, comprise or consent.

     In the event that the foregoing indemnity is unavailable to an Indemnified Person other than in accordance with this Agreement, the Company shall contribute to the Liabilities and Expenses paid or payable by such Indemnified Person in such proportion as is appropriate to reflect (i) the relative benefits to the Company and its shareholders, on the one hand, and to DLJ, on the other hand, of the matters contemplated by this Agreement or (ii) if the allocation provided by the immediately preceding clause is not permitted by the applicable law, not only such relative benefits but also the relative fault of the Company, on the one hand, and DLJ, on the other hand, in connection with the matters as to which such Liabilities or Expenses relate, as well as any other relevant equitable considerations; provided that in no event shall the Company contribute less than the amount necessary to ensure that all Indemnified Persons, in the aggregate, are not liable for any Liabilities and Expenses in excess of the amount of fees actually received by DLJ pursuant to this Agreement. For purposes of this paragraph, the relative benefits to the Company and its shareholders, on the one hand, and to DLJ, on the other hand, of the matters contemplated by this Agreement shall be deemed to be in the same proportion as
(a) the total value paid or contemplated to be paid or received or contemplated to be received by the Company or the Company's shareholders, as the case may be, in the transaction or transactions that are within the scope of this Agreement, whether or not any such transaction is consummated, bears to (b) the fees paid to DLJ under this Agreement.

     The Company also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated hereby or any Indemnified Person's actions or inactions in connection with any such advice, services or transactions except for Liabilities (and related Expenses) of the Company that are determined by a judgment of a court of competent jurisdiction which is no longer subject to appeal or further review to have resulted solely from such Indemnified Person's gross negligence or willful misconduct in connection with any such advice, actions, inactions or services.

     The reimbursement, indemnity and contribution obligations of the Company set forth herein shall apply to any modification of this Agreement and shall remain in full force and effect regardless of any termination of, or the completion of any Indemnified Person's services under or in connection with, this Agreement.